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                                                                   Exhibit 10.10
EQUIPMENT LINE OF CREDIT
MASTER NOTE                                                  BAYBANK, N.A.
_____________________________________________________________________________

Burlington, Massachusetts
                                                    Date: September 25, 1996

     FOR VALUE RECEIVED, the undersigned, SeaChange International, Inc., a Delaware corporation with its principal executive offices at 124 Acton Street, Maynard, Massachusetts 01754 (the "BORROWER") promises to pay to the order of BayBank, N.A., a national banking association with offices at 7 New England Executive Park, Burlington, Massachusetts 01803 (with any subsequent holder, the "LENDER") the aggregate unpaid principal balance of loans and advances made by the Lender to the Borrower pursuant to the Equipment Line of Credit established pursuant to the Loan and Security Agreement of even date (as such may be amended hereafter, the "LOAN AGREEMENT") between the Lender and the Borrower, with interest, at the rate and payable in the manner, stated therein.

     This is the "Master Note" to which reference is made in the Loan Agreement, and is subject to all terms and provisions thereof. The principal of, and interest on, this Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

     The Lender's books and records concerning the Lender's loans and advances pursuant to the Equipment Line of Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

     No delay or omission by the Lender in exercising or enforcing any of the Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

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     The Borrower, and each endorser and guarantor of this Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Lender with respect to this Note and/or any collateral given to secure this Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower or any other person obligated on account of this note.

     This Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

     The liabilities of the Borrower, and of any endorser or guarantor of this Note, are joint and several; provided, however, the release by the Lender of or any one or more such person, endorser or guarantor shall not release any other person obligated on account of this Note. Each reference in this Note to the Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

     The Borrower will pay on demand all attorneys' reasonable fees and reasonable out-of-pocket expenses incurred by the Lender's attorneys, and all reasonable costs incurred by the Lender in the administration of the Borrower's liabilities, obligations, and indebtedness to the Lender, including, without limitation, reasonable costs and expenses associated with travel on behalf of the Lender, which costs and expenses are directly or indirectly related to or in respect of the Lender's: administration and management of such liabilities, obligations, and indebtedness; negotiation of the form of, and any amendment to, the within Note; or efforts to preserve, protect, collect, or enforce any

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collateral which secures any such liabilities, obligations, and indebtedness, and/or the Lender's rights and remedies against the Borrower or against or in respect of any guarantor or other person liable in respect of the such liabilities, obligations, and indebtedness (whether or not suit is instituted in connection with such efforts). Such amounts, if not so paid on demand, may bear interest at the option of the Lender the highest post-default rate which the Lender may charge the Borrower hereunder.

     The Borrower and each endorser and guarantor hereof each authorizes the Lender to complete this Note if delivered incomplete in any respect.

     Any and all deposits or other sums at any time credited by or due to the undersigned from the Lender and any cash, securities, instruments or other property of the undersigned in the possession of the Lender, whether for safekeeping or otherwise (regardless of the reason the Lender had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of the undersigned to the Lender, and may be applied or set off against the Liabilities and against the obligations of the undersigned to the Lender including, without limitation, those arising hereunder, at any time, whether or not such are then due and whether or not other collateral is then available to the Lender.

     This Note shall be governed by the laws of The Commonwealth of Massachusetts and shall take effect as a sealed instrument.

     The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender, in the establishment and maintenance of the Lender's relationship with the Borrower contemplated by the within Note, is relying thereon. THE BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER, OR OF ANY GUARANTOR OR
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ENDORSER OF THE BORROWER OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT
OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS

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JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN
RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER, ANY SUCH PERSON, AND THE LENDER.

WITNESS:                            SEACHANGE INTERNATIONAL, INC.
                                    The ("BORROWER")
/s/ Jennifer A. Post
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                              By:     /s/ Joseph S. Tibbetts, Jr.
                                      ---------------------------

                              Name:   Joseph S. Tibbetts, Jr.
                                      -----------------------

                              Title:  Vice President, Finance and
                                      Administration, Chief Financial Officer
                                      and Treasurer

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